UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 4, 2018
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UNITEDHEALTH GROUP INCORPORATED
(Exact name of registrant as specified in its charter)
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Delaware	1-10864	41-1321939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

UnitedHealth Group Center, 9900 Bren Road East, Minnetonka, Minnesota	55343
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (952) 936-1300
N/A
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
[ ] Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 5, 2018, UnitedHealth Group (the "Company") entered into an amendment to its employment agreement with Marianne D. Short. The amendment provides (i) for purposes of calculating years of service for retirement eligibility in all current and future equity awards, Ms. Short will receive two and one half years of service credit for each year she remains employed with UnitedHealth Group after June 5, 2018, and (ii) clarifies Ms. Short will be deemed eligible for retirement if she is terminated by the Company without cause or if she resigns for good reason prior to otherwise becoming eligible for retirement. All other terms of the employment agreement are unchanged.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
On June 4, 2018, the Company held its 2018 Annual Meeting of Shareholders (the “Annual Meeting”). There were 868,693,880 shares of common stock represented either in person or by proxy at the Annual Meeting. The shareholders of the Company voted as follows on the following matters at the Annual Meeting:
1.    Election of Directors. The eleven directors were elected at the Annual Meeting for a one-year term based upon the following votes:

Director Nominee	For	Against	Abstain	Broker Non-Votes
William C. Ballard, Jr.	753,077,836	34,245,763	465,761	80,904,520
Richard T. Burke	751,419,885	35,913,653	455,822	80,904,520
Timothy P. Flynn	781,877,294	5,455,251	456,815	80,904,520
Stephen J. Hemsley	774,432,780	11,638,763	1,717,817	80,904,520
Michele J. Hooper	767,636,491	18,406,201	1,746,668	80,904,520
F. William McNabb III	786,087,004	1,257,782	444,574	80,904,520
Valerie C. Montgomery Rice, M.D	784,915,592	1,166,200	1,707,568	80,904,520
Glenn M. Renwick	781,837,821	4,176,200	1,775,339	80,904,520
Kenneth I. Shine, M.D.	784,511,356	2,825,773	452,231	80,904,520
David S. Wichmann	780,556,218	6,758,141	475,001	80,904,520
Gail R. Wilensky, Ph.D.	759,825,685	27,541,392	422,283	80,904,520

2.	Non-binding advisory vote on executive compensation. The Company’s executive compensation was approved by a non-binding advisory vote based upon the following votes:

For	Against	Abstain	Broker Non-Votes
748,745,293	36,752,687	2,291,380	80,904,520

3.
Ratification of the appointment of Deloitte & Touche LLP. The appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2018 was ratified based upon the following votes:

For	Against	Abstain
855,235,698	12,802,911	655,271

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 8, 2018

UNITEDHEALTH GROUP INCORPORATED
By:	/s/ Dannette L. Smith
Dannette L. Smith
Secretary to the Board of Directors